SUPPLEMENT

Dated October 12, 2015

to the

PROSPECTUS

of the

API FUNDS

The Prospectus of the API Efficient Frontier Funds, dated June 1, 2015, is amended as follows:

The sub-section of the prospectus entitled, “Class A Shares Purchase Program”, beginning on page 65 of the Prospectus, is deleted in its entirety and replaced with the following:

Upon written request to API Funds, Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with purchases by registered representatives of selling firms or purchases by persons affiliated with the Funds or the Distributor. The Funds reserve the right to modify or terminate these arrangements at any time.

Class A Shares of the Funds may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Funds, by:

(1)	Current or retired trustees or directors of funds advised by the Adviser and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)

Current or retired directors, officers and employees of the Adviser and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)

Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)

Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing Fund shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other account or program in which the clients pay a fee (which may be asset-based and/or subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the account or program.

(5)

Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6)

Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k) or Keogh plan) if:

(i)

the account being funded by such rollover is maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)

the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans).

(8)	Custodial accounts held by a bank or trust company, created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

(9)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fees) brokerage accounts.

(10)

Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Funds’ Adviser. There is no minimum investment amount for purchases made under this option (10).

(11)	Certain purchasers who: (i) held Class A Shares of the Funds in an account prior to April 6, 2007; and (ii) make new purchases of Class A Shares in such existing account.

The term “families” includes a person’s spouse, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse. Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Shareholder Services by the investment adviser, financial planner, trust company or bank trust department, provided that Shareholder Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. Each Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

ALL SECTIONS OF THE PROSPECTUS NOT SPECIFICALLY ADDRESSED IN THIS SUPPLEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

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